CONFORMED COPY

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)          February 27, 2008
CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:          (201) 804-3000
Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION
Form 8-K
Current Report
March 4, 2008
Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement
     On February 27, 2008, Cambrex Corporation entered into an agreement with Mr. Steven M. Klosk, a named executive officer in the Summary Compensation Table of the Company’s 2007 Proxy Statement extending the time during which Mr. Klosk may terminate his employment for Good Reason under his employment agreement (a copy of the existing agreement was filed as an exhibit to the Company’s Annual Report on Form 10-K) from March 6, 2008 to June 30, 2008.
     Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION
Date: March 4, 2008	By:	/s/ Peter E. Thauer
		Name:	Peter E. Thauer
		Title:	Senior Vice President, General Counsel & Secretary